Exhibit 99.2


                                 ConocoPhillips
                              Houston, Texas 77079

Preliminary
FINANCIAL HIGHLIGHTS

                                                             Millions of Dollars
                                                    Three Months Ended        Six Months Ended
                                                         June 30                  June 30
                                                      2004     2003**          2004     2003**
Revenues
   Sales and other operating revenues*             $31,515       25,321      61,315       52,261
   Equity in earnings of affiliates                    322          156         591          205
   Other income                                         49           97         197          176
                                                  ---------  -----------   ---------  -----------
                                                    31,886       25,574      62,103       52,642
                                                  ---------  -----------   ---------  -----------
Costs and expenses
   Purchased crude oil and products                 20,363       16,368      40,098       34,058
   Production and operating expenses                 1,843        1,848       3,512        3,500
   Selling, general and administrative expenses        513          603         977        1,050
   Exploration expenses                                163          142         306          258
   Depreciation, depletion and amortization            912          857       1,830        1,716
   Property impairments                                 20          146          51          174
   Taxes other than income taxes*                    4,428        3,624       8,542        7,046
   Accretion on discounted liabilities                  41           35          77           68
   Interest and debt expense                           159          218         304          457
   Foreign currency transaction gains                  (33)         (26)        (49)         (20)
   Minority interests                                    7            6          21           13
                                                  ---------  -----------   ---------  -----------
                                                    28,416       23,821      55,669       48,320
                                                  ---------  -----------   ---------  -----------
   Income from continuing operations before income
      taxes and subsidiary equity transactions       3,470        1,753       6,434        4,322
   Gain on subsidiary equity transactions                -           28           -           28
                                                  ---------  -----------   ---------  -----------
   Income from continuing operations before income   3,470        1,781       6,434        4,350
     taxes
   Provision for income taxes                        1,457          685       2,818        1,991
                                                  ---------  -----------   ---------  -----------
   Income from continuing operations                 2,013        1,096       3,616        2,359
   Income from discontinued operations                  62           91          75          144
                                                  ---------  -----------   ---------  -----------
   Income before cumulative effect of changes in
     accounting principles                           2,075        1,187       3,691        2,503
   Cumulative effect of changes in accounting
    principles                                           -            -           -          (95)
                                                  ---------  -----------   ---------  -----------
Net income                                          $2,075        1,187       3,691        2,408
                                                  =========  ===========   =========  ===========

Income per share of common stock
   Basic
     Continuing operations                           $2.92         1.62        5.26         3.47
     Discontinued operations                          0.09         0.13        0.11         0.21
     Before cumulative effect of changes in
      accounting principles                           3.01         1.75        5.37         3.68
     Cumulative effect of changes in accounting
      principles                                         -            -           -        (0.14)
     Net income                                      $3.01         1.75        5.37         3.54
   Diluted
     Continuing operations                           $2.88         1.60        5.19         3.45
     Discontinued operations                          0.09         0.13        0.11         0.21
     Before cumulative effect of changes in
      accounting principles                           2.97         1.73        5.30         3.66
     Cumulative effect of changes in accounting
      principles                                         -            -           -        (0.14)
     Net income                                      $2.97         1.73        5.30         3.52

Average common shares outstanding (in thousands)
     Basic                                         689,690      680,028     687,894      679,784
     Diluted                                       699,011      684,188     696,764      683,867


  *Includes excise taxes on petroleum products
   sales:                                           $4,172        3,387       7,994        6,535

**Restated for adoption of FIN 46 and reclassified to conform to current year presentation.


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

                                 ConocoPhillips
                              Houston, Texas 77079

Preliminary
SELECTED FINANCIAL DATA

                                                             Millions of Dollars
                                                 Three Months Ended         Six Months Ended
                                                       June 30                    June 30
                                                   2004         2003          2004         2003
INCOME/(LOSS) FROM CONTINUING OPERATIONS
    E&P
      United States                                $671          517         1,306        1,195
      International                                 683          560         1,305        1,007
                                              ----------  -----------    ----------  -----------
         Total E&P                                1,354        1,077         2,611        2,202
                                              ----------  -----------    ----------  -----------
    Midstream                                        42           25            97           56
                                              ----------  -----------    ----------  -----------
    R&M
      United States                                 734          248         1,137          523
      International                                  84           73           145          187
                                              ----------  -----------    ----------  -----------
         Total R&M                                  818          321         1,282          710
                                              ----------  -----------    ----------  -----------
   Chemicals                                         46           12            85          (11)
   Emerging Businesses                              (29)         (23)          (51)         (57)
   Corporate and other                             (218)        (316)         (408)        (541)
                                              ----------  -----------    ----------  -----------
   Consolidated                                  $2,013        1,096         3,616        2,359
                                              ==========  ===========    ==========  ===========

CUMULATIVE EFFECT OF CHANGES IN
  ACCOUNTING PRINCIPLES
    E&P
      United States                                  $-            -             -          142
      International                                   -            -             -            -
                                              ----------  -----------    ----------  -----------
         Total E&P                                    -            -             -          142
                                              ----------  -----------    ----------  -----------
   Midstream                                          -            -             -            -
                                              ----------  -----------    ----------  -----------
   R&M
      United States                                   -            -             -         (125)
      International                                   -            -             -            -
                                              ----------  -----------    ----------  -----------
         Total R&M                                    -            -             -         (125)
                                              ----------  -----------    ----------  -----------
   Chemicals                                          -            -             -            -
   Emerging Businesses                                -            -             -            -
   Corporate and other                                -            -             -         (112)
                                              ----------  -----------    ----------  -----------
   Consolidated                                      $-            -             -          (95)
                                              ==========  ===========    ==========  ===========

INCOME FROM DISCONTINUED OPERATIONS
   Corporate and other                               62           91            75          144

SUMMARY OF NET INCOME/(LOSS)
   E&P
      United States                                $671          517         1,306        1,337
      International                                 683          560         1,305        1,007
                                              ----------  -----------    ----------  -----------
         Total E&P                                1,354        1,077         2,611        2,344
                                              ----------  -----------    ----------  -----------
   Midstream                                         42           25            97           56
                                              ----------  -----------    ----------  -----------
   R&M
      United States                                 734          248         1,137          398
      International                                  84           73           145          187
                                              ----------  -----------    ----------  -----------
         Total R&M                                  818          321         1,282          585
                                              ----------  -----------    ----------  -----------
   Chemicals                                         46           12            85          (11)
   Emerging Businesses                              (29)         (23)          (51)         (57)
   Corporate and other                             (156)        (225)         (333)        (509)
                                              ----------  -----------    ----------  -----------
Net income                                       $2,075        1,187         3,691        2,408
                                              ==========  ===========    ==========  ===========


                                      1-2

                                 ConocoPhillips
                              Houston, Texas 77079

Preliminary
SELECTED FINANCIAL DATA

                                              Three Months Ended          Six Months Ended
                                                    June 30                     June 30
                                                2004         2003           2004         2003
INCOME/(LOSS) FROM CONTINUING
   OPERATIONS
      Effective tax rate %                      42.0  %      38.5           43.8         45.8

                                             Millions of Dollars
FOREIGN CURRENCY GAINS/(LOSSES)
   AFTER-TAX
      E&P                                        $14          (24)            19          (14)
      Midstream                                    -            -              -            -
      R&M                                          5           10              6           11
      Chemicals                                    -            -              -            -
      Emerging Businesses                          1            1              1            -
      Corporate and other                          -           18              6           19
                                           ----------  -----------     ----------  -----------
                                                 $20            5             32           16
                                           ==========  ===========     ==========  ===========

CASH FLOWS FROM OPERATING ACTIVITIES
   Income from continuing operations          $2,013        1,096          3,616        2,359
   Depreciation, depletion and amortization      912          857          1,830        1,716
   Property impairments                           20          146             51          174
   Dry hole costs and leasehold impairment       105           54            192           94
   Accretion on discounted liabilities            41           35             77           68
   Deferred taxes                                310           10            670          253
   Undistributed equity earnings                 (97)         (66)          (278)         (48)
   Net gain on asset dispositions                 (6)         (28)           (88)         (84)
   Other                                          65          (94)           135          (38)
   Working capital changes                    (1,101)          16         (1,878)         652
                                           ----------  -----------     ----------  -----------
   Net cash provided by continuing
    operations                                 2,262        2,026          4,327        5,146
   Net cash provided by discontinued
    operations                                    14          120             22          120
                                           ----------  -----------     ----------  -----------
   Net cash provided by operating
    activities                                $2,276        2,146          4,349        5,266
                                           ==========  ===========     ==========  ===========

CAPITAL EXPENDITURES AND INVESTMENTS
   E&P
      United States                             $308          381            614          707
      International                              931          786          1,835        1,472
                                           ----------  -----------     ----------  -----------
                                               1,239        1,167          2,449        2,179
   Midstream                                       2            2              5            4
   R&M                                           278          245            493          448
   Chemicals                                       -            -              -            -
   Emerging Businesses                            27           98             55          164
   Corporate and other*                           38           45             63           70
                                           ----------  -----------     ----------  -----------
                                              $1,584        1,557          3,065        2,865
                                           ==========  ===========     ==========  ===========
*Excludes discontinued operations

OTHER
                                          At June 30, 2004         At December 31, 2003
   Total debt                                $15,619                      17,780
   Common stockholders' equity               $37,826                      34,366


                                      1-3

                                 ConocoPhillips
                              Houston, Texas 77079

Preliminary
OPERATING HIGHLIGHTS
                 BY SEGMENT


                                              Three Months Ended         Six Months Ended
                                                      June 30                   June 30
                                                 2004        2003           2004       2003
                                                           Thousands of Barrels Daily
E&P
   Crude oil produced
      United States
          Alaska                                  307         331            314        334
          Lower 48                                 52          57             52         58
                                             ---------  ----------     ----------  ---------
                                                  359         388            366        392
      Norway                                      212         214            213        220
      United Kingdom                               64          82             66         85
      Canada                                       25          31             26         32
      China                                        28          27             30         25
      Indonesia                                    14          17             15         19
      Vietnam                                      31          15             31         16
      Timor Sea                                    15           3             10          3
      Other                                        61          73             61         73
                                             ---------  ----------     ----------  ---------
      Total consolidated                          809         850            818        865
      Equity affiliates                           104         117            109         86
                                             ---------  ----------     ----------  ---------
         Total Worldwide                          913         967            927        951
                                             =========  ==========     ==========  =========

   Syncrude                                        20          19             22         18
                                             =========  ==========     ==========  =========

   Natural gas liquids produced
      United States
          Alaska*                                  23          23             25         24
          Lower 48                                 26          26             25         24
                                             ---------  ----------     ----------  ---------
                                                   49          49             50         48
      Norway                                        8           7              8          8
      Canada                                       10          11             10         11
      Other                                        12           5             10          4
                                             ---------  ----------     ----------  ---------
         Total Worldwide                           79          72             78         71
                                             =========  ==========     ==========  =========

*Includes reinjected volumes sold lease-to-
 lease.                                            15          14             15         14

                                               Millions of Cubic Feet Daily
   Natural gas produced*
      United States
          Alaska                                  147         162            166        175
          Lower 48                              1,226       1,311          1,229      1,324
                                             ---------  ----------     ----------  ---------
                                                1,373       1,473          1,395      1,499
      Norway                                      303         273            312        289
      United Kingdom                              821         952            850        977
      Canada                                      437         424            432        430
      Timor Sea                                    32          61             36         61
      Indonesia                                   237         246            243        235
      Vietnam                                      15           -             16          -
      Other                                        81          56             73         54
                                             ---------  ----------     ----------  ---------
      Total consolidated                        3,299       3,485          3,357      3,545
      Equity affiliates                             4          11              6         11
                                             ---------  ----------     ----------  ---------
         Total Worldwide                        3,303       3,496          3,363      3,556
                                             =========  ==========     ==========  =========

   *Represents quantities available for sale. Excludes gas equivalent of NGL shown above.

   Liquefied natural gas sales                     82          91            100        111


                                      1-4

                                 ConocoPhillips
                              Houston, Texas 77079

Preliminary
OPERATING HIGHLIGHTS

                                               Three Months Ended            Six Months Ended
                                                      June 30                      June 30
                                                 2004          2003           2004          2003
E&P (continued)
                                             Per Unit
   Average sales prices
      Crude oil (per barrel)
         United States
            Alaska                             $36.53         27.19          34.68         29.32
            Lower 48                            34.39         27.34          33.11         29.44
               Total U.S.                       36.22         27.21          34.45         29.34
         International                          34.58         25.62          33.02         28.30
         Total consolidated                     35.32         26.33          33.68         28.76
         Equity affiliates                      24.30         16.85          21.33         18.02
            Total Worldwide                     34.00         25.19          32.14         27.82
      Natural gas-lease (per MCF)
         United States
            Alaska                               2.23          1.88           2.39          1.92
            Lower 48                             5.36          4.72           5.13          5.10
               Total U.S.                        5.22          4.58           5.00          4.96
         International                           3.92          3.47           4.10          3.70
         Total consolidated                      4.44          3.92           4.46          4.21
         Equity affiliates                       0.31          4.89           3.14          4.85
            Total Worldwide                      4.43          3.93           4.46          4.21

Midstream
                                             Thousands of Barrels Daily

   Natural gas liquids extracted
      Consolidated
         United States                             24            53             38            52
         International                             33            35             40            41
      Equity affiliates
         United States*                           112           110            111           112
         International                              9            11             11            11
                                            ----------   -----------     ----------   -----------
                                                  178           209            200           216
                                            ==========   ===========     ==========   ===========

*Represents 30.3 percent interest in Duke Energy Field Services LLC
 (DEFS).

                                               Per Barrel
U.S. product prices
Weighted average NGL**
    Consolidated                               $26.42         20.99          26.05         23.29
    DEFS                                        25.61         20.53          25.21         22.53


**Prices are based on index prices from the Mont Belvieu and Conway market hubs that are weighted by natural-gas-liquids component and location mix.

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

                                 ConocoPhillips
                              Houston, Texas 77079


                                               Three Months Ended            Six Months Ended
                                                      June 30                      June 30
                                                 2004          2003           2004          2003
                                                      Thousands of Barrels Daily

R&M
  United States
    Crude oil capacity                          2,168         2,168          2,168         2,168
    Crude oil runs                              2,119         2,128          2,112         2,068
    Refinery production                         2,300         2,357          2,273         2,305

  International*
    Crude oil capacity                            447           442            447           442
    Crude oil runs                                276           376            325           386
    Refinery production                           318           407            364           421

  U.S. Petroleum products outside sales
     Gasoline                                   1,328         1,381          1,321         1,356
     Distillates                                  538           590            554           595
     Aviation fuels                               191           164            185           164
     Other products                               573           493            545           501
                                            ----------   -----------     ----------   -----------
                                                2,630         2,628          2,605         2,616
  International                                   440           448            472           438
                                            ----------   -----------     ----------   -----------
                                                3,070         3,076          3,077         3,054
                                            ==========   ===========     ==========   ===========

                                                                Per Gallon
  U.S. Average sales prices**
     Automotive gasoline-wholesale              $1.40          1.01           1.28          1.06
     Automotive gasoline-retail                  1.61          1.34           1.47          1.36
     Distillates-wholesale                       1.17          0.85           1.09          0.95


     *Includes ConocoPhillips' share of equity affiliates.

   **Excludes excise taxes.

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